                                 UNITED STATES
                       Securities and Exchange Commission
                             Washington, D.C. 20549


                                  Form 8-K/A-1

                                 Current Report

                                    0-16715
                                -----------------
                             Commission File Number



                       Pursuant to Section 13 or 15(d) of
                      The Securities Exchange Act of 1934


                              September 22, 1995
                       ---------------------------------
                                 Date of Report
                       (Date of Earliest Event Reported)



                         PHONETEL TECHNOLOGIES, INC.
            (Exact name of registrant as specified in its charter)

            Ohio                                        34-1462198
   ----------------------                           ------------------------
  (State of Incorporation)                         (I.R.S. Identification No.)

                               1127 Euclid Avenue
                            650 Statler Office Tower
                         Cleveland, Ohio  44115-1601
                         ---------------------------
             Address and zip code of principal executive offices


                                 (216) 241-2555
                              --------------------
                         Registrant's telephone number

PART I



ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS


The attached pro forma financial information amends in entirety the previously filed pro forma financial statements that were included with Form 8-K/A. This amendment was necessary due to the discovery of a transposition error. Additionally, included with this filing, are interim period financial statements for World Communications, Inc. that had been omitted from Form 8-K.


Exhibits

(a)    Financial Statements of Business Acquired:

       1. World Communications, Inc. - Unaudited Consolidated Balance Sheet at June 30, 1995.

       2. World Communications, Inc. - Unaudited Consolidated Statements of Income for the Six Months ended June 30, 1995 and 1994 and the Three Months ended June 30, 1995 and 1994.

       3. World Communications, Inc. - Unaudited Consolidated Statements of Cash Flows for the Six Months Ended June 30, 1995 and 1994.

       4. World Communications, Inc. Unaudited Notes to the Financial Statements for the period ended June 30, 1995.


(b)    Pro Forma Financial Information:

       1. World Communications, Inc. and PhoneTel Technologies, Inc. Unaudited Pro Forma Combined Condensed Balance Sheet at June 30, 1995.

       2. World Communications, Inc. and PhoneTel Technologies, Inc. Unaudited Pro Forma Combined Condensed Income Statements for the Year Ended December 31, 1994, and Six Months Ended June 30, 1995.

SIGNATURES



Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        PHONETEL TECHNOLOGIES, INC.
                                                 (Registrant)





Date:  December 28, 1995                /s/ Daniel J. Moos
                                        ------------------------
                                        Daniel J. Moos
                                        Executive Vice President
                                        Treasurer and
                                        Chief Financial Officer

                                                                     EXHIBIT (a)

                                                                   EXHIBIT (a) 1
                           WORLD COMMUNICATIONS, INC.
                          CONSOLIDATED BALANCE SHEETS

                                                                                December 31
                                                              June 30, 1995        1994
                                                              -------------     -----------
                                                                 (Unaudited)
ASSETS
Current assets:
   Cash                                                           $193,430        $184,112
   Accounts receivable, less allowance for doubtful accounts
     of $45,900 and $46,500, respectively                          705,603         486,073
   Prepaid expenses                                                 99,006          93,969
   Other current assets                                                              3,029
                                                               -----------     -----------
Total current assets                                               998,039         767,183
                                                               -----------     -----------
Operating Equipment
   Telecommunication equipment                                   6,086,267       5,344,296
   Telephone equipment held for installation                       230,311         225,151
                                                               -----------     -----------
                                                                 6,316,578       5,569,447
   Less accumulated depreciation and amortization               (2,393,319)     (2,015,225)
                                                               -----------     -----------
Net operating equipment                                          3,923,259       3,554,222
                                                               -----------     -----------
Leasehold improvements, equipment, furniture and fixtures
   net of accumulated depreciation and amortization of
   $175,125 and $131,954, respectively                             384,039         284,358
Intangible assets
   Site license contracts, net                                   1,167,368         534,375
   Agreements not to compete, net                                  308,269         294,167
                                                               -----------     -----------
                                                                 1,475,637         828,542
Other assets                                                       266,418         228,701
                                                               -----------     -----------
Total Assets                                                    $7,047,392      $5,663,006
                                                               ===========     ===========
LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities
   Accounts payable                                               $845,960        $495,492
   Accrued expenses                                                306,214         445,305
   Current maturities of long-term debt, notes payable
     and obligations under capital leases                          768,905       1,029,342
                                                               -----------     -----------
Total current liabilities                                        1,921,079       1,970,139
Deferred revenue, less current maturities                           27,226           7,562
Long-term debt, less current maturities
   Notes payable and obligations under capital leases            3,746,014       2,388,488
   Notes payable to stockholders                                   625,000          50,000
   Subordinated convertible debentures                           1,140,000       1,140,000
                                                               -----------     -----------
Total liabilities                                                7,459,319       5,556,189
                                                               -----------     -----------
Stockholders' equity:
   Common stock                                                      2,699           2,699
   Additional paid-in capital                                      476,951         476,951
   Accumulated deficit                                            (891,577)       (372,833)
                                                               -----------     -----------
Total stockholders' equity                                        (411,927)        106,817
                                                               -----------     -----------
                                                                $7,047,392      $5,663,006
                                                               ===========     ===========

  The accompanying notes are an integral part of these financial statements.

                                                                   EXHIBIT (a) 2
                           WORLD COMMUNICATIONS, INC.
                  UNAUDITED CONSOLIDATED STATEMENTS OF INCOME





                                      Six Months    Six Months   Three Months  Three Months
                                         ended         ended         ended         ended
                                     June 30, 1995 June 30, 1994 June 30, 1995 June 30, 1994
                                     ------------- ------------- ------------- -------------
Revenues
  Coin calls                           $1,809,623    $1,246,903    $1,000,418    $  722,855
  Non-coin calls                        2,342,687     2,262,051     1,291,550     1,262,820
  other                                    40,858        54,155        18,709        26,709
                                     ------------- ------------- ------------- -------------
                                        4,193,168     3,563,109     2,310,677     2,012,384
                                     ------------- ------------- ------------- -------------

Cost of revenues
  Line access charges                   1,776,079     1,671,415       907,038       904,606
  Commissions                             554,191       506,380       296,482       279,682
  Service and collection                  674,005       377,966       352,138       175,792
  Depreciation and amortization           582,489       349,669       291,425       170,537
                                     ------------- ------------- ------------- -------------
                                        3,586,764     2,905,430     1,847,083     1,530,617
                                     ------------- ------------- ------------- -------------

Gross Profit                              606,404       657,679       463,594       481,767

Selling, general and administrative
  expenses                                813,824       643,142       423,576       332,934
                                     ------------- ------------- ------------- -------------
Operating income (loss)                  (207,420)       14,537        40,018       148,833
                                     ------------- ------------- ------------- -------------

Other income (expense)
  Interest expense                       (315,109)     (140,742)     (162,711)      (73,915)
  Gain on sale of assets                        0        56,033          (750)       21,848
  Other income                              3,786         6,063         2,287           523
                                     ------------- ------------- ------------- -------------
Total other income (expense)             (311,323)      (78,646)     (161,174)      (51,544)
                                     ------------- ------------- ------------- -------------

Income (loss) before taxes on income     (518,743)      (64,109)     (121,156)       97,289

Taxes on income
                                     ------------- ------------- ------------- -------------

Net income (loss)                       ($518,743)     ($64,109)    ($121,156)     ($97,289)
                                     ============= ============= ============= =============



  The accompanying notes are an integral part of these financial statements.

                                                                   EXHIBIT (a) 3
                           WORLD COMMUNICATIONS, INC.
                UNAUDITED CONSOLIDATED STATEMENTS OF CASH FLOWS


                                                                  Six Months        Six Months
                                                                     ended             ended
                                                                 June 30, 1995     June 30, 1994
                                                                 -------------     -------------
Operating activities
  Net loss                                                           ($518,743)         ($64,109)
  Adjustments to reconcile net loss to net cash provided by
    operating activities:
      Depreciation and amortization                                    582,489           349,669
      Gain on sale of property and equipment                                             (55,962)
      Deferred income                                                  (20,641)          (20,848)
      Changes in assets and liabilities:
        Accounts receivable                                           (219,539)          (35,289)
        Prepaid and other current assets                                (2,008)          (45,584)
        Accounts payable and accrued expenses                          239,371            26,716
        Other                                                                             16,809
                                                                 -------------     -------------
Cash provided by operating activities                                   60,929           171,402
                                                                 -------------     -------------

Investing activities:
  Purchase of fixed assets                                            (881,143)         (559,939)
  Proceeds from sale of assets                                                           155,324
  Increase (decrease) in other assets                                 (842,557)          (93,995)
                                                                 -------------     -------------
Cash flows used in investing activities                             (1,723,700)         (498,610)
                                                                 -------------     -------------

Financing Activities
  Proceeds from banks, capital leases, stockholders and
    related parties                                                  2,129,705           808,758
  Principal payments on debt                                          (457,616)         (521,560)
                                                                 -------------     -------------
Cash provided by financing activities                                1,672,089           287,198
                                                                 -------------     -------------

Net increase (decrease) in cash                                          9,318           (40,010)

Cash, beginning of period                                              184,112           186,894

                                                                 -------------     -------------
Cash, end of period                                                   $193,430          $146,884
                                                                 =============     =============



  The accompanying notes are an integral part of these financial statements.

                                                                   EXHIBIT a (4)


                          WORLD COMMUNICATIONS, INC.
             UNAUDITED NOTES TO CONSOLIDATED FINANCIAL STATEMENTS



Note 1 - Basis of Presentation


The accompanying audited financial statements have been prepared in accordance with generally accepted accounting principles for interim financial information. Accordingly, they do not include all of the information and footnotes required by generally accepted accounting principles for complete financial statements. In the opinion of management, all adjustments (consisting of normal recurring adjustments) considered necessary for a fair presentation have been included. For further information, refer to the Financial Statements and Notes thereto included in the Company's Consolidated Financial Statements with Supplemental Material for the Years Ended December 31, 1994 and 1993.

Note 2 - Acquisitions

On February 9, 1995, World Communications, Inc. ("Company") acquired substantially all the assets of Acuquik Pay Phones, Inc. for a purchase price of approximately $275,000 for 94 installed phones with $162,200 allocated to intangibles. On April 13, 1995, the Company acquired 8 installed phones from On Line Company for a purchase price of approximately $17,500 with $7,900 allocated to intangibles. On April 29, 1995, the Company acquired 38 installed phones from Florida Public Phones for a purchase price of approximately $189,500 with $143,900 allocated to intangibles. On May 17, 1995, the Company acquired 31 installed phones from Public Payphones, Inc. for a purchase price of approximately $40,000 with $2,800 allocated to intangibles. On May 31, 1995, the Company acquired 131 installed phones from Telepath Inc. for a purchase price of approximately $599,000 with $441,800 allocated to intangibles.

                                                                     EXHIBIT (b)

                                                                     EXHIBIT (b)



                          PHONETEL TECHNOLOGIES, INC.
                     UNAUDITED PRO FORMA COMBINED CONDENSED
                             FINANCIAL INFORMATION




The following unaudited pro forma combined condensed financial information gives effect to the acquisition of all the outstanding shares of common stock of World Communications, Inc. ("WCI") in exchange for 2,415,001 shares of common stock of PhoneTel Technologies, Inc. ("PhoneTel") and 530,534 shares of preferred stock of PhoneTel. The acquisition of WCI is being accounted for as a purchase and, therefore, is included in the Unaudited Pro Forma Combined Condensed Balance Sheet as if the transaction had occurred on June 30, 1995 and in the Unaudited Pro Forma Combined Condensed Statements of Income as if the transaction had occurred at the beginning of each of the periods presented giving effect to the pro forma adjustments described therein.

The unaudited combined condensed pro forma information presented herein may not be indicative of the results that actually would have occurred if the merger had occurred on the date indicated, or which may be obtained in the future.
The unaudited pro forma combined financial information should be read in conjunction with the historical financial statements of PhoneTel and WCI.

                                                                   EXHIBIT (b) 1
                          PHONETEL TECHNOLOGIES, INC.
              UNAUDITED PRO FORMA COMBINED CONDENSED BALANCE SHEET


                                       PhoneTel at     WCI at       Pro forma        Pro forma
                                      June 30, 1995 June 30, 1995  Adjustments       Combined
                                      ------------  ------------   -----------    -------------
ASSETS
------

Cash                                      $357,657      $193,430                       $551,087
Accounts receivable, net                   795,499       705,603                      1,501,102
Inventories                                516,086       230,311                        746,397
Prepaid expenses                            69,902        99,006                        168,908
Property and equipment, net              4,778,515     4,076,987    $3,027,052 (1)   11,882,554
Intangibles, net                         2,229,173     1,167,368     5,407,091 (1)    8,803,632
Other assets, net                          960,042       574,687                      1,534,729
                                      ------------  ------------   -----------    -------------
             Total Assets               $9,706,874    $7,047,392    $8,434,143      $25,188,409
                                      ============  ============   ===========    =============

LIABILITIES AND
---------------
STOCKHOLDERS' EQUITY
--------------------

Current portion long-term
     debt and leases                    $1,768,727      $768,905                     $2,537,632
Accounts payable                         3,089,367       845,960                      3,935,327
Accrued liabilities                        762,945       333,440                      1,096,385
Subordinated convertible
     debentures and shareholder debt                   1,765,000                      1,765,000
Long-term debt and capital
     lease obligations                   2,055,440     3,746,014                      5,801,454
                                      ------------  ------------   -----------    -------------
          Total liablilities             7,676,479     7,459,319             0       15,135,798
                                      ------------  ------------   -----------    -------------

Preferred stock, 7% cumulative
     convertible redeemable                200,000                                      200,000
Preferred stock, 8% cumulative
     convertible redeemable                981,084                                      981,084
Preferred stock, 10% cumulative
     convertible redeemable                      1                                            1
Preferred stock, 10% nonvoting                                      $5,305,340 (1)    5,305,340
Common stock                               103,914         2,699        21,451 (1)      128,064
Additional paid in capital               9,502,575       476,951     2,215,775 (1)   12,195,301
Accumulated deficit                     (8,757,179)     (891,577)      891,577 (1)   (8,757,179)
                                      ------------  ------------   -----------    -------------
      Total stockholders' equity         2,030,395      (411,927)    8,434,143       10,052,611
                                      ------------  ------------   -----------    -------------

        Total liabilities and
           stockholders' equity         $9,706,874    $7,047,392    $8,434,143      $25,188,409
                                      ============  ============   ===========    =============

   The accompanying notes are an integral part of this pro forma statement.

                                                                   EXHIBIT (b) 2
                          PHONETEL TECHNOLOGIES, INC.
            UNAUDITED PRO FORMA COMBINED CONDENSED INCOME STATEMENT


                                      PhoneTel for         WCI for
                                      the year ended    the year ended      Pro forma            Pro forma
                                      Dec 31, 1994      Dec 31, 1994       Adjustments           Combined
                                      --------------    ---------------    -----------           ----------
Net revenues                           $15,866,087        $7,534,916                            $23,401,003

Costs and Expenses:
  Operating expenses                    12,112,371         4,990,831         ($800,000)(2)       16,303,202
  Depreciation and amortization          2,236,269           570,038         2,407,774 (3)        5,214,081
  Selling, general and administrative    2,831,775         1,583,076          (500,000)(2)        3,914,851
                                       -----------      ------------      ------------          -----------
                                        17,180,415         7,143,945         1,107,774           25,432,134
                                       -----------      ------------      ------------          -----------
Income (loss) from operations           (1,314,328)          390,971        (1,107,774)          (2,031,131)

Other income/(expense)                    (380,794)         (271,887)                              (652,681)
                                       -----------      ------------      ------------          -----------

Income (loss) before taxes              (1,695,122)          119,084        (1,107,774)          (2,683,812)
Income tax provision
                                       -----------      ------------      ------------          -----------

Net income (loss)                       (1,695,122)          119,084        (1,107,774)          (2,683,812)
Preferred stock dividend                   291,980                             530,534 (4)          822,514
                                       -----------      ------------      ------------          -----------

Income (loss) applicable to
     common stock                      ($1,987,102)         $119,084       ($1,638,308)         ($3,506,326)
                                       ===========      ============      ============          ===========

Loss per common share                       ($0.23)                                                  ($0.31)
                                       ===========                                              ============

Weighted average number of
    shares outstanding                   8,822,914         2,415,001                             11,237,915
                                       ===========      ============      ============          ===========


   The accompanying notes are an integral part of this pro forma statement.

                          PHONETEL TECHNOLOGIES, INC.
            UNAUDITED PRO FORMA COMBINED CONDENSED INCOME STATEMENT


                                      PhoneTel for     WCI for
                                       six months    six months
                                          ended         ended       Pro forma        Pro forma
                                      June 30, 1995 June 30, 1995  Adjustments       Combined
                                      ------------  ------------   -----------      -----------
Net revenues                            $7,878,062    $4,193,168                    $12,071,230

Costs and Expenses:
  Operating expenses                     6,150,685     3,004,275     ($400,000)(2)    8,754,960
  Depreciation and amortization          1,432,491       582,489     1,203,887 (3)    3,218,867
  Selling, general and administrative    1,494,244       813,824      (250,000)(2)    2,058,068
                                      ------------  ------------   -----------      -----------
                                         9,077,420     4,400,588       553,887       14,031,895
                                      ------------  ------------   -----------      -----------

Loss from operations                    (1,199,358)     (207,420)     (553,887)      (1,960,665)

Other income/(expense)                    (213,642)     (311,323)                      (524,965)
                                      ------------  ------------   -----------      -----------

Loss before taxes                       (1,413,000)     (518,743)     (553,887)      (2,485,630)
Income tax provision
                                      ------------  ------------   -----------      -----------

Net loss                                (1,413,000)     (518,743)     (553,887)      (2,485,630)
Preferred stock dividend                   154,834                     265,267 (4)      420,101
                                      ------------  ------------   -----------      -----------

Loss applicable to common stock        ($1,567,834)    ($518,743)    ($819,154)     ($2,905,731)
                                      ============  ============   ===========      ===========
Loss per common share                       ($0.16)                                      ($0.24)
                                      ============                                 ============

Weighted average number of
    shares outstanding                   9,516,845     2,415,001                     11,931,846
                                      ============  ============                    ===========





The accompanying notes are an integral part of this pro forma statement.

                          PHONETEL TECHNOLOGIES, INC.
               PRO FORMA COMBINED CONDENSED FINANCIAL INFORMATION
                       FOOTNOTES TO FINANCIAL INFORMATION


(1) Represents the issuance of 2,415,001 shares of PhoneTel's common stock, $.01 par value, at an assumed price of $1.125 per share and the issuance of 530,534 shares of PhoneTel's 10% cumulative, nonvoting preferred stock, $10 stated value per share in exchange for all of the outstanding common stock of WCI. In conjunction with the merger, property and equipment was written up by $3,027,052 to its estimated fair value and $5,407,091 was recorded relating to the value of WCI's existing phone contracts. As required by purchase accounting, the accumulated deficit of WCI prior to the merger was eliminated.

(2) Represents the estimated recurring benefits as a result of the merger of WCI into PhoneTel. The savings are primarily the result of backroom efficiencies, including the elimination of substantially all administrative personnel at WCI and economies of scale in billing and other operating areas.

(3) Represents the incremental depreciation and amortization associated with the merger. The increase in property and equipment is assumed to depreciate over 60 months while the intangible asset relating to WCI's existing phone contracts is being amortized over 36 months.

(4) Represents the preferred dividend on the 10% cumulative, nonvoting preferred stock, $10 stated value, issued to the existing stockholders of WCI in connection with the merger.